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EXHIBIT 13.1


             CERTIFICATION OF CHIEF EXECUTIVE OFFICER OR EQUIVALENT
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is submitted in connection with Futuremedia PLC's Form 20-F annual report for fiscal year ended April 30, 2003 (the "Report") pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act') for purpose of complying with Rule
13a-14(b) or Rule 15d-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Mats Johansson, Chief Executive Officer of Futuremedia PLC, certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Futuremedia PLC.

Date:. November 17, 2003

/S/ MATS A I JOHANSSON
----------------------
Mats A I Johansson, Chief Executive Officer






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EXHIBIT 13.2


             CERTIFICATION OF CHIEF FINANCIAL OFFICER OR EQUIVALENT
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is submitted in connection with Futuremedia PLC's Form 20-F annual report for fiscal year ended April 30, 2003 (the "Report") pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act') for purpose of complying with Rule
13a-14(b) or Rule 15d-14(b) of the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Peter Machin, Chief Accounting Officer of Futuremedia PLC, certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Futuremedia PLC.

Date: November 17, 2003

/S/ PETER MACHIN
----------------
Peter Machin, Chief Accounting Officer







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